Exhibit 10.1

EIGHTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

DATED AS OF OCTOBER 16, 2012

Reference is made to that certain LOAN AND SECURITY AGREEMENT dated as of October 28, 2009 (the “Loan and Security Agreement”), by and between PRIMORIS SERVICES CORPORATION, a Delaware corporation (the “Borrower”), which has its chief executive office located at 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201, and THE PRIVATEBANK AND TRUST COMPANY, (the “Bank”), whose address is 120 South LaSalle Street, Chicago, Illinois 60603.  All capitalized terms used herein without definition shall have the same meanings herein as those terms have been defined in the Loan and Security Agreement.

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth herein, the Borrower and Bank hereby agree to amend the Loan and Security Agreement as follows:

SECTION A.        AMENDMENT

1.             The definition of “Letter of Credit Commitment” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following definition:

“Letter of Credit Commitment” shall mean, at any time, an amount equal to Thirty Million and 00/100 Dollars ($30,000,000.00) which is a sub-limit of Revolving Loan A.

2.             The definition of “Revolving Interest Rate” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following definition:

“Revolving Interest Rate” shall mean LIBOR plus 1.50%.

3.             The definition of “Revolving Loan A Commitment” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following definition:

“Revolving Loan A Commitment” shall mean Thirty Million and 00/100 Dollars ($30,000,000.00).

4.             The definition of “Revolving Loan A Maturity Date” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following definition:

“Revolving Loan A Maturity Date” shall mean October 26, 2015, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sole and absolute discretion in substitution for the Revolving Note.

5.     The definition of “Revolving Loan B Commitment” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following definition:

“Revolving Loan B Commitment” shall mean Nineteen Million and 00/100 Dollars ($19,000,000.00) with such commitment decreasing to Five Million and 00/100 Dollars ($5,000,000.00) at December 31, 2012.

6.             The definition of “Revolving Loan B Maturity Date” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following definition:

“Revolving Loan B Maturity Date” shall mean October 24, 2013, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sole and absolute discretion in substitution for the Revolving Note.

7.             The definition of “Revolving Notes” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following definition:

“Revolving Notes” shall mean the Second Amended Revolving Notes.

8.             Section 1.1 Definitions is hereby amended by adding the following definitions in proper alphabetical order:

“Guarantor” and “Guaranties” shall mean, respectively, each of and collectively, the following Persons:  ARB, Inc.; ARB Structures, Inc.; Cardinal Contractors, Inc.; James Construction Group, LLC; Juniper Rock Corporation; Onquest, Inc.; Rockford Corporation; Stellaris, LLC; Primoris Energy Services Corporation; and any other Person signing a Guaranty in the future.

“Second Amended Revolving Notes” shall mean the revolving notes, dated as of October 16, 2012, each in the amount of the Revolving Loan A Commitment and the Revolving Loan B Commitment and maturing on the Revolving Loan A Maturity Date and the Revolving Loan B Maturity Date, respectively, duly executed by the Borrower and payable to the order of the Bank, together with any renewal, extension, modification or replacement notes executed by the Borrower and delivered to the Bank and given in substitution therefore.

9.             Subsection (a) of Section 2.1 Revolving Commitment is hereby deleted in its entirety and replaced with the following:

(a)           Amount.  The amount of the Revolving Commitment is Forty-Nine Million and 00/100 Dollars ($49,000,000.00) decreasing to Thirty-Five Million and 00/100 Dollars ($35,000,000.00) at December 31, 2012, but that amount may be reduced and terminated pursuant to the provisions of this Agreement.  The Revolving Loan A Commitment is Thirty Million and 00/100 Dollars ($30,000,000.00) with a sub-limit for Letters of Credit equal to the Letter of Credit Commitment. The Revolving Loan B Commitment is Nineteen Million and 00/100 Dollars ($19,000,000.00) decreasing to Five Million and 00/100 Dollars ($5,000,000.00) at December 31, 2012.

10.          The last sentence of Section 2.2 Letters of Credit is hereby deleted and replaced with the following sentence:

The Borrower shall pay the Bank a Letter of Credit Fee of 150 basis points for Standby Letters of Credit and 125 basis points for Performance Letters of Credit.

11.          The First Amended Revolving Notes are hereby replaced by the Second Amended Revolving Notes in the forms attached hereto as EXHIBIT A and EXHIBIT B.

SECTION B.        NO OTHER CHANGE OF TERMS.

Except as amended by the foregoing, no other terms of the Loan and Security Agreement are in any way changed in this Eighth Amendment to Loan and Security Agreement and the Loan and Security Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Loan and Security Agreement, or any other instrument or document executed in connection therewith, any reference in any such items to the Loan and Security Agreement being sufficient to refer to the Loan and Security Agreement as amended hereby.

SECTION C.        CONDITIONS OF AMENDMENT.

Notwithstanding any other provisions of this Eighth Amendment to Loan and Security Agreement, the Bank shall not be required to continue all or any portion of the Loans if any of the following conditions shall have occurred:

1.             Documents.   The Borrower shall have failed to execute and deliver or shall have failed to cause to have executed and delivered to Bank any of the following Documents, all of which must be satisfactory to the Bank and the Bank’s counsel in form, substance and execution:

(a)           Amendment.   Two copies of the Eighth Amendment to Loan and Security Agreement duly executed by the Borrower, as well as continued satisfaction of all conditions set forth in the Loan and Security Agreement.

(b)           Second Amended Revolving Notes.    One original of each of the Second Amended Revolving Notes

(c)           Reaffirmations of Guaranties and Security Agreements.  Two copies of the Reaffirmations of Guaranties and Security Agreements duly executed by the Guarantors.

(d)           Acknowledgement and Reaffirmation of Subordination Agreement.  Two copies of the Acknowledgement and Reaffirmation of Subordination Agreement duly executed by Rockford Corporation as Subordinated Creditor.

(e)           Review of Financial Information.   Satisfactory review by the Bank of the Borrower’s audited historical and projected financial information.

(f)            Business Examination.   Satisfactory examination by the Bank of the Borrower’s business.

(g)           Additional Documents.   Such other certificates, financial statements, schedules, resolutions, opinions of counsel and other documents which are provided for hereunder or which the Bank shall require.

2.             Event of Default.   The Borrower hereby represents to the Bank that no Event of Default or Unmatured Event of Default or Material Adverse Effect has occurred or is continuing.

3.             Representations, Warranties and Covenants. The Borrower hereby represents to the Bank that as of the date hereof, the representations, warranties and covenants set forth in the Loan and Security Agreement, as amended to date, are and shall be and remain true and correct in all material respects (except that the financial covenants shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank) and the Borrower is in full compliance with all other terms and conditions of the Loan and Security Agreement.

4.             Good Standing.  The Borrower hereby represents to the Bank that it is in good standing under the laws of the State of Delaware.  The Borrower hereby further represents to the Bank that each of its Subsidiaries is in good standing under the law of the state of its organization.

[Signature Page to Follow]

This Amendment may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together, shall constitute one and the same Agreement.  This Amendment shall be governed by internal laws of the State of Illinois.

Dated as of the date first written above.

PRIMORIS SERVICES CORPORATION,
a Delaware corporation

By:	/s/Pete Moerbeek
Name:	Pete Moerbeek
Title:	CFO

Agreed and accepted:

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ John M. O’Connell
Name:	John M. O’Connell
Title:	Managing Director